UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

BNY Mellon Select Managers Small Cap Value Fund

BNY Mellon U.S. Equity Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Global Stock Fund

SEMIANNUAL REPORT May 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E  F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Global Stock Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Stock Fund, covering the six-month period from December 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last month of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Markets were further supported by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final month of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 roiled markets during the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-asset prices recovered some of their prior losses, as investors turned their attention toward a possible economic recovery. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

June 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through May 31, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2020, BNY Mellon Global Stock Fund’s Class A shares achieved a total return of -1.18%, Class C shares returned -1.55%, Class I shares returned -1.05% and Class Y shares returned -1.02%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), achieved a total return of -5.45%.2

Global equities lost ground during the period amid pockets of volatility brought on by the COVID-19 pandemic. An underweight to the financials sector, as well as successful stock selection within industrials and consumer staples, contributed to the fund outperforming the Index.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund’s investments will be focused on companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are the result of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Geopolitics, COVID-19 and Central Banks Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. After alternating signs of progress and deterioration in the U.S./China trade dispute, the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Volatility reentered equity markets in January, due to concerns over the spread of COVID-19 and the resulting economic implications. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March 2020, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The U.S. Federal Reserve (the “Fed”) cut rates twice in March 2020, in an effort to support the economy. The European Central Bank as well as other global central banks and governments began forms of monetary and fiscal stimulus to support their respective economies. Markets stabilized, and many indices gained ground in April and May.

Stock Selection Buoyed Fund Results

The fund’s positive results compared to the Index stemmed from an underweight to the financials sector, as well as successful stock selection within industrials and consumer staples. Within industrials, industrial supply company Fastenal was a leading contributor. The company enjoyed steady demand for its products throughout the period. Elsewhere in the markets, several stocks within the information technology sector were also among the top contributors to returns. U.S.-based software company Microsoft saw increasing subscriber numbers for its Teams platform and also benefited from consistent demand for its other products. Adobe also saw its stock price rise on the back of the company’s solid fundamentals, as well as demand for its subscription-based products. Japan-based automation and identify technology provider Keyence was also among the leading contributors.

Conversely, positioning within the consumer discretionary, information technology and communication services sectors detracted from relative returns. The top individual detractors included consumer discretionary companies Compass Group and Starbucks. United Kingdom-based foodservice company Compass Group had to close its offices due to the COVID-19 pandemic. They are expected to reopen when feasible. Beverage company Starbucks saw demand for its products drop during the period, as it closed many of its stores for a short period in the spring. We have since exited the position. Within the energy sector, U.S.-based Schlumberger and EOG Resources were top detractors. We have since closed our position in Schlumberger. Hong-Kong insurer AIA Group was also among the leading negative contributors, as the demand pipeline for its products was constrained during the period due to COVID-19, and a recently passed securities law by China affected the stock price.

Maintaining a Company-by-Company Approach

Although we do not manage the fund’s investments in response to macroeconomic trends, it is worth noting that while central banks are providing support, it appears as though the economic effects of COVID-19 may be widespread and significant. We expect the economy to slowly strengthen as people adjust to the new normal. We continue to seek companies with strong balance sheets and attractive fundamentals that we believe will maintain a competitive advantage, given the changes to the economy and society which have occurred due to COVID-19.

In that context, our focus remains very much unchanged. We must continue to identify and invest in market-leading, financially robust companies with the strategic strengths and vision to generate meaningful returns over the long term. Our distinctly long-term lens allows us to focus on the underlying strengths and opportunities of a business. Not only does that approach mean we waste very little time trying to second-guess short-term market moves, but it ensures we are invested in companies that have the attributes we believe are needed to succeed, regardless of the external environment in which they operate. We will continue to

4

look for opportunities that benefit investors, capturing gains when the market rallies and adding to fundamentally strong companies when the market pulls back.

June 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Stock Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.11	$9.82	$4.77	$4.43
Ending value (after expenses)	$988.20	$984.50	$989.50	$989.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.21	$9.97	$4.85	$4.50
Ending value (after expenses)	$1,018.85	$1,015.10	$1,020.20	$1,020.55

†Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.98% for Class C, .96% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

May 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.9%
Australia - 1.7%
CSL	115,300		21,034,198
Canada - 2.2%
Alimentation Couche-Tard, Cl. B	874,700		27,381,029
China - 1.4%
CNOOC	15,260,000		17,259,304
Denmark - 2.5%
Novo Nordisk, Cl. B	487,600		31,790,009
Finland - 1.2%
Kone, Cl. B	235,400		15,802,137
France - 3.6%
L'Oreal	76,600		22,366,384
LVMH Moet Hennessy Louis Vuitton	54,100		22,654,922
			45,021,306
Hong Kong - 5.1%
AIA Group	3,621,800		29,527,752
CLP Holdings	1,301,000		12,768,264
Hong Kong & China Gas	7,087,465		11,988,595
Jardine Matheson Holdings	264,500		10,641,424
			64,926,035
Ireland - 2.1%
Experian	768,900		26,845,355
Japan - 9.4%
FANUC	138,100		24,659,073
Keyence	115,728		47,659,991
Shin-Etsu Chemical	223,800		26,261,024
SMC	41,500		20,890,632
			119,470,720
Spain - 1.9%
Industria de Diseno Textil	865,000	[a]	24,179,936
Switzerland - 8.0%
Nestle	232,300		25,150,971
Novartis	310,000		26,873,778
Roche Holding	86,700		30,095,644
SGS	7,900		18,608,225
			100,728,618
Taiwan - 2.4%
Taiwan Semiconductor Manufacturing, ADR	595,700		29,981,581
United Kingdom - 5.6%
Compass Group	1,018,000		14,964,244
Linde	126,500		25,596,010

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
United Kingdom - 5.6% (continued)
Reckitt Benckiser Group	343,000		30,681,829
			71,242,083
United States - 49.8%
Adobe	68,200	[a]	26,366,120
Alphabet, Cl. C	23,697	[a]	33,861,117
Amphenol, Cl. A	277,500		26,795,400
Automatic Data Processing	156,300		22,896,387
Booking Holdings	14,410	[a]	23,624,042
Cerner	362,300		26,411,670
Cisco Systems	576,000		27,544,320
Cognizant Technology Solutions, Cl. A	441,200		23,383,600
Colgate-Palmolive	358,100		25,901,373
Edwards Lifesciences	120,500	[a]	27,078,760
EOG Resources	383,800		19,562,286
Fastenal	686,500		28,324,990
Illumina	50,500	[a]	18,334,025
Intuitive Surgical	45,000	[a]	26,101,350
IPG Photonics	92,700	[a,b]	14,405,580
Johnson & Johnson	186,200		27,697,250
Mastercard, Cl. A	124,000		37,310,360
Microsoft	217,300		39,820,225
NIKE, Cl. B	267,000		26,320,860
Oracle	451,700		24,287,909
Stryker	128,200		25,092,586
Texas Instruments	105,700		12,550,818
The TJX Companies	440,000		23,214,400
The Walt Disney Company	190,400		22,333,920
Waters	106,900	[a]	21,363,965
			630,583,313
Total Common Stocks (cost $627,507,968)			1,226,245,624

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $34,433,032)	0.21	34,433,032	[c]	34,433,032
Total Investments (cost $661,941,000)		99.6%		1,260,678,656
Cash and Receivables (Net)		.4%		4,654,770
Net Assets		100.0%		1,265,333,426

ADR—American Depository Receipt
a Non-income producing security.
b Security, or portion thereof, on loan. At May 31, 2020, the value of the fund’s securities on loan was $3,108 and the value of the collateral was $3,112, consisting of U.S. Government & Agency securities.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	14.0
Software & Services	13.7
Technology Hardware & Equipment	9.2
Health Care Equipment & Services	8.3
Capital Goods	7.9
Household & Personal Products	6.2
Retailing	5.6
Media & Entertainment	4.4
Materials	4.1
Consumer Durables & Apparel	3.9
Commercial & Professional Services	3.6
Semiconductors & Semiconductor Equipment	3.4
Energy	2.9
Investment Companies	2.7
Insurance	2.3
Food & Staples Retailing	2.2
Food, Beverage & Tobacco	2.0
Utilities	2.0
Consumer Services	1.2
99.6

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 11/30/19($)	Purchases($)	Sales($)	Value 5/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	39,996,991	147,900,647	(153,464,606)	34,433,032	2.7	141,499
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	43,792	(43,792)	-	-	-
Total	39,996,991	147,944,439	(153,508,398)	34,433,032	2.7	141,499

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS May 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
National Australia Bank
United States Dollar	431,115	British Pound	348,491	6/1/2020	726
Gross Unrealized Appreciation					726

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,108)—Note 1(c):
Unaffiliated issuers	627,507,968	1,226,245,624
Affiliated issuers	34,433,032	34,433,032
Cash denominated in foreign currency	425,612	430,386
Receivable for shares of Common Stock subscribed		3,029,026
Tax reclaim receivable		1,941,161
Dividends and securities lending income receivable		918,521
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		726
Prepaid expenses		53,154
		1,267,051,630
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		931,288
Payable for shares of Common Stock redeemed		611,828
Directors’ fees and expenses payable		27,528
Other accrued expenses		147,560
		1,718,204
Net Assets ($)		1,265,333,426
Composition of Net Assets ($):
Paid-in capital		620,521,799
Total distributable earnings (loss)		644,811,627
Net Assets ($)		1,265,333,426

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	33,766,216	8,838,131	898,971,416	323,757,663
Shares Outstanding	1,553,582	421,708	40,704,117	14,682,621
Net Asset Value Per Share ($)	21.73	20.96	22.09	22.05

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $860,250 foreign taxes withheld at source):
Unaffiliated issuers	10,832,536
Affiliated issuers	141,499
Income from securities lending—Note 1(c)	10,840
Interest	6,068
Total Income	10,990,943
Expenses:
Management fee—Note 3(a)	5,539,226
Shareholder servicing costs—Note 3(c)	391,224
Directors’ fees and expenses—Note 3(d)	64,353
Professional fees	57,521
Registration fees	40,610
Custodian fees—Note 3(c)	39,039
Distribution fees—Note 3(b)	37,506
Loan commitment fees—Note 2	13,032
Prospectus and shareholders’ reports	10,658
Chief Compliance Officer fees—Note 3(c)	8,139
Interest expense—Note 2	2,878
Miscellaneous	24,735
Total Expenses	6,228,921
Investment Income—Net	4,762,022
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	41,261,514
Net realized gain (loss) on forward foreign currency exchange contracts	75,779
Net Realized Gain (Loss)	41,337,293
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(62,813,111)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	347
Net Change in Unrealized Appreciation (Depreciation)	(62,812,764)
Net Realized and Unrealized Gain (Loss) on Investments	(21,475,471)
Net (Decrease) in Net Assets Resulting from Operations	(16,713,449)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations ($):
Investment income—net	4,762,022	9,446,577
Net realized gain (loss) on investments	41,337,293	60,668,873
Net change in unrealized appreciation (depreciation) on investments	(62,812,764)	136,553,675
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,713,449)	206,669,125
Distributions ($):
Distributions to shareholders:
Class A	(1,732,199)	(1,799,691)
Class C	(505,995)	(640,910)
Class I	(47,741,113)	(51,481,375)
Class Y	(20,130,902)	(22,311,843)
Total Distributions	(70,110,209)	(76,233,819)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,177,688	12,438,564
Class C	405,421	1,796,550
Class I	123,235,022	215,010,563
Class Y	42,801,964	40,324,262
Distributions reinvested:
Class A	1,567,224	1,638,465
Class C	438,484	556,100
Class I	45,792,622	50,175,551
Class Y	11,356,963	12,366,588
Cost of shares redeemed:
Class A	(5,609,056)	(10,710,880)
Class C	(2,410,710)	(3,220,482)
Class I	(185,852,736)	(247,315,145)
Class Y	(95,354,570)	(49,605,893)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(59,451,684)	23,454,243
Total Increase (Decrease) in Net Assets	(146,275,342)	153,889,549
Net Assets ($):
Beginning of Period	1,411,608,768	1,257,719,219
End of Period	1,265,333,426	1,411,608,768

14

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	190,364	582,005
Shares issued for distributions reinvested	68,980	88,902
Shares redeemed	(261,824)	(507,747)
Net Increase (Decrease) in Shares Outstanding	(2,480)	163,160
Class Ca,b
Shares sold	19,492	90,221
Shares issued for distributions reinvested	19,949	31,050
Shares redeemed	(123,574)	(154,777)
Net Increase (Decrease) in Shares Outstanding	(84,133)	(33,506)
Class Ia
Shares sold	5,831,392	10,006,624
Shares issued for distributions reinvested	1,985,803	2,684,620
Shares redeemed	(8,307,498)	(11,616,858)
Net Increase (Decrease) in Shares Outstanding	(490,303)	1,074,386
Class Ya
Shares sold	2,044,780	1,901,931
Shares issued for distributions reinvested	493,352	662,732
Shares redeemed	(4,897,630)	(2,290,751)
Net Increase (Decrease) in Shares Outstanding	(2,359,498)	273,912

[a]During the period ended May 31, 2020, 208,706 Class Y shares representing $4,442,465 were exchanged for 208,348 Class I shares and 121 Class C shares representing $2,697 were exchanged for 115 Class I shares. During the period ended November 30, 2019, 151,556 Class Y shares representing $3,285,319 were exchanged for 151,333 Class I shares and 1,359 Class A shares representing $29,117 were exchanged for 1,339 Class I shares and 82 Class C shares representing $1,754 were exchanged for 78 Class I shares.

[b]During the period ended May 31, 2020, 2,896 Class C shares representing $57,502 were automatically converted to 2,795 Class A shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.07	21.08	21.53	17.51	18.66	18.89
Investment Operations:
Investment income—net[a]	.05	.10	.11	.11	.11	.13
Net realized and unrealized gain (loss) on investments	(.29)	3.17	1.02	4.06	.42	(.14)
Total from Investment Operations	(.24)	3.27	1.13	4.17	.53	(.01)
Distributions:
Dividends from investment income—net	(.10)	(.12)	(.15)	(.09)	(.19)	(.13)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)	(.09)
Total Distributions	(1.10)	(1.28)	(1.58)	(.15)	(1.68)	(.22)
Net asset value, end of period	21.73	23.07	21.08	21.53	17.51	18.66
Total Return (%)[b]	(1.18)[c]	17.04	5.61	24.04	3.19	(.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[d]	1.21	1.20	1.22	1.22	1.23
Ratio of net investment income to average net assets	.47[d]	.46	.52	.60	.63	.71
Portfolio Turnover Rate	4.16[c]	6.62	8.15	6.50	11.79	10.82
Net Assets, end of period ($ x 1,000)	33,766	35,891	29,369	25,477	34,844	43,698

a Based on average shares outstanding.
b Exclusive of sales charge.
c  Not annualized.
d Annualized.
See notes to financial statements.

16

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.26	20.41	20.89	17.03	18.18	18.42
Investment Operations:
Investment (loss)—net[a]	(.03)	(.05)	(.05)	(.02)	(.02)	(.01)
Net realized and unrealized gain (loss) on investments	(.27)	3.06	1.00	3.94	.40	(.14)
Total from Investment Operations	(.30)	3.01	.95	3.92	.38	(.15)
Distributions:
Dividends from investment income—net	-	-	-	-	(.04)	-
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)	(.09)
Total Distributions	(1.00)	(1.16)	(1.43)	(.06)	(1.53)	(.09)
Net asset value, end of period	20.96	22.26	20.41	20.89	17.03	18.18
Total Return (%)[b]	(1.55)[c]	16.12	4.85	23.11	2.36	(.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	1.96	1.97	1.99	1.99	1.99
Ratio of net investment (loss) to average net assets	(.29)[d]	(.25)	(.22)	(.10)	(.13)	(.07)
Portfolio Turnover Rate	4.16[c]	6.62	8.15	6.50	11.79	10.82
Net Assets, end of period ($ x 1,000)	8,838	11,260	11,008	13,132	13,258	16,303

a Based on average shares outstanding.
b Exclusive of sales charge.
c  Not annualized.
d Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.44	21.41	21.83	17.76	18.92	19.18
Investment Operations:
Investment income—net[a]	.08	.15	.17	.18	.16	.20
Net realized and unrealized gain (loss) on investments	(.28)	3.21	1.04	4.10	.43	(.16)
Total from Investment Operations	(.20)	3.36	1.21	4.28	.59	.04
Distributions:
Dividends from investment income—net	(.15)	(.17)	(.20)	(.15)	(.26)	(.21)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)	(.09)
Total Distributions	(1.15)	(1.33)	(1.63)	(.21)	(1.75)	(.30)
Net asset value, end of period	22.09	23.44	21.41	21.83	17.76	18.92
Total Return (%)	(1.05)[b]	17.32	5.89	24.40	3.50	.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.97	.94	.98	.91	.91
Ratio of net investment income to average net assets	.72[c]	.71	.78	.92	.93	1.05
Portfolio Turnover Rate	4.16[b]	6.62	8.15	6.50	11.79	10.82
Net Assets, end of period ($ x 1,000)	898,971	965,481	858,817	901,556	915,049	809,432

a     Based on average shares outstanding.
b  Not annualized.
c Annualized.
See notes to financial statements.

18

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.41	21.38	21.81	17.74	18.90	19.16
Investment Operations:
Investment income—net[a]	.09	.17	.18	.19	.17	.19
Net realized and unrealized gain (loss) on investments	(.28)	3.20	1.04	4.10	.42	(.15)
Total from Investment Operations	(.19)	3.37	1.22	4.29	.59	.04
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.22)	(.16)	(.26)	(.21)
Dividends from net realized gain on investments	(1.00)	(1.16)	(1.43)	(.06)	(1.49)	(.09)
Total Distributions	(1.17)	(1.34)	(1.65)	(.22)	(1.75)	(.30)
Net asset value, end of period	22.05	23.41	21.38	21.81	17.74	18.90
Total Return (%)	(1.02)[b]	17.36	5.98	24.47	3.51	.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.89	.89	.90	.89	.90
Ratio of net investment income to average net assets	.80[c]	.80	.85	.99	.95	1.03
Portfolio Turnover Rate	4.16[b]	6.62	8.15	6.50	11.79	10.82
Net Assets, end of period ($ x 1,000)	323,758	398,977	358,526	355,729	304,547	341,823

a       Based on average shares outstanding.
b  Not annualized.
c Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 100 million to 150 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

20

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	713,541,933	512,703,691††	-	1,226,245,624
Investment Companies	34,433,032	-	-	34,433,032
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	726	-	726

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†††  Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of May 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2020, The Bank of New York Mellon earned $2,422 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

24

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2019 was as follows: ordinary income $9,841,928 and long-term capital gains $66,391,891. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2020 was approximately $309,840 with a related weighted average annualized interest rate of 1.86%.

26

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended May 31, 2020, the Distributor retained $1,327 from commissions earned on sales of the fund’s Class A shares and $1,049 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $37,506 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $43,118 and $12,502, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $10,316 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $39,039 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $8,139 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $877,020, Distribution Plan fees of $5,474, Shareholder Services Plan fees of $8,782, custodian fees of $32,055, Chief Compliance Officer fees of $3,130 and transfer agency fees of $4,827.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2020, amounted to $52,894,919 and $174,209,206, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’

28

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at May 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At May 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	726	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	726	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	726	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
National Australia Bank	726		-	-	726
Total	726		-	-	726

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2020:

Average Market Value ($)
Forward contracts	231,801

At May 31, 2020, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $598,738,382, consisting of $616,998,384 gross unrealized appreciation and $18,260,002 gross unrealized depreciation.

At May 31, 2020, the cost of investments inclusive of derivatives contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

32

NOTES

33

For More Information

BNY Mellon Global Stock Fund
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DGLAX Class C: DGLCX Class I: DGLRX Class Y: DGLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6159SA0520

BNY Mellon International Stock Fund

SEMIANNUAL REPORT May 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon International Stock Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Stock Fund, covering the six-month period from December 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last month of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Markets were further supported by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final month of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 roiled markets during the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-asset prices recovered some of their prior losses, as investors turned their attention toward a possible economic recovery. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

June 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through May 31, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2020, the BNY Mellon International Stock Fund’s Class A shares achieved a total return of 0.59%, Class C shares returned 0.24%, Class I shares returned 0.77% and Class Y shares returned 0.80%.1 In comparison, the fund’s benchmark index, the MSCI EAFE Index (the “Index”), achieved a return of -11.48% for the same period.2

International equities lost ground during the period amid pockets of volatility brought on by the COVID-19 pandemic. The fund outperformed the Index, largely due to effective stock selection within the industrials and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term total returns. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests primarily in foreign companies located in developed markets. The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Geopolitics, Disease and Central Banks Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. After alternating signs of progress and deterioration in the U.S./China trade dispute, the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Volatility reentered equity markets in January, due to concerns over the spread of COVID-19 and the resulting economic implications. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March 2020, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The U.S. Federal Reserve (the “Fed”) cut rates twice in March 2020, in an effort to support the economy. The European Central Bank as well as other global central banks and governments began forms of monetary and fiscal stimulus to support their respective economies. Markets stabilized, and many indices gained ground in April and May.

Stock Selection Buoyed Fund Results

The fund’s positive results compared to the Index stemmed from the success of our security selection. Stock picks within the industrials and materials sectors were beneficial, as was an underweight to financials. Companies within Europe ex-U.K. and Japan were particularly additive. In industrials, Japan-based industrial automation company SMC was among the top contributors to relative results. Within materials, Denmark-based Chr. Hansen Holdings was also a leading contributor. The bacterial culture and enzyme company saw steady demand for its products throughout the period, leading to a strong stock price. Switzerland-based flavor and fragrance company Givaudan also benefited from high demand and contributed significantly to relative results. Elsewhere in the markets, Denmark-based health care company Coloplast, which produces incontinence products, also bolstered returns.

Conversely, positioning within the utilities, communication services and consumer discretionary sectors detracted from relative returns. The top individual detractors included consumer discretionary companies Compass Group and adidas. United Kingdom-based foodservice company Compass Group suffered from decreased client demand for its services due to the COVID-19 pandemic. The company provides cafeteria services for organizations such as universities and government offices, as well as large events. Disease-related office closures and event cancellations led to a decrease in revenue. Clothing and shoe manufacturer adidas saw demand for its products drop during the period. Within the energy sector, China-based CNOOC was a top detractor, as was France-based Total. Hong-Kong insurer AIA Group was also among the leading negative contributors, as the demand pipeline for its products was constrained during the period due to COVID-19 and protests in Hong Kong. Both of these events worked to stem the flow of potential customers from China during the period. A recently passed securities law by China also affected the stock price.

Maintaining a Company-by-Company Approach

Although we do not manage the fund’s investments in response to macroeconomic trends, it is worth noting that while central banks are providing support, it appears as though the economic effects of COVID-19 may be widespread and significant. We expect the economy to slowly strengthen as people adjust to the new normal. We continue to seek companies with strong balance sheets and attractive fundamentals, which we believe will maintain a competitive advantage given the changes to the economy and society that have occurred due to COVID-19.

In that context, our focus remains very much unchanged. We must continue to identify and invest in market-leading, financially robust companies with the strategic strengths and vision to generate meaningful returns over the long term. Our distinctly long-term lens allows us to focus on the underlying strengths and opportunities of a business. Not only does that approach mean we waste very little time trying to second-guess short-term market moves,

4

but it ensures we are invested in companies that have the attributes we believe are needed to succeed, regardless of the external environment in which they operate. We will continue to look for opportunities to benefit investors, capturing gains when the market rallies, and adding to fundamentally strong companies when the market pulls back.

June 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.47	$9.91	$4.57	$4.47
Ending value (after expenses)	$1,005.90	$1,002.40	$1,007.70	$1,008.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.51	$9.97	$4.60	$4.50
Ending value (after expenses)	$1,018.55	$1,015.10	$1,020.45	$1,020.55

†Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 1.98% for Class C, .91% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

May 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.6%
Australia - 3.0%
Cochlear	431,100		55,514,332
CSL	506,000		92,309,662
			147,823,994
Canada - 2.1%
Alimentation Couche-Tard, Cl. B	3,259,400		102,030,098
China - 1.5%
CNOOC	64,174,000		72,581,819
Denmark - 9.5%
Chr. Hansen Holding	1,076,700	[a]	104,450,009
Coloplast, Cl. B	751,600		126,077,692
Novo Nordisk, Cl. B	1,920,600		125,217,170
Novozymes, Cl. B	2,005,512		109,881,800
			465,626,671
Finland - 2.1%
Kone, Cl. B	1,564,500		105,023,125
France - 10.2%
Air Liquide	791,200		107,669,444
Dassault Systemes	605,200		102,737,867
L'Oreal	374,200		109,262,416
LVMH Moet Hennessy Louis Vuitton	256,400		107,370,094
Total	1,995,000		75,009,016
			502,048,837
Germany - 4.5%
adidas	408,200		107,043,297
SAP	902,200		112,332,951
			219,376,248
Hong Kong - 6.6%
AIA Group	13,613,400		110,987,107
CLP Holdings	8,764,500		86,016,486
Hang Lung Properties	34,830,000		73,456,288
Hong Kong & China Gas	32,140,153		54,365,741
			324,825,622
Ireland - 2.4%
Experian	3,416,000		119,266,138
Japan - 25.7%
Daikin Industries	795,100		117,072,531
Daito Trust Construction	771,200		81,536,299
FANUC	598,000		106,778,608
Kao	1,221,000		98,018,787
Keyence	427,280		175,965,721
Makita	2,050,900		69,561,750

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.6% (continued)
Japan - 25.7% (continued)
MISUMI Group	1,837,800		48,858,169
Murata Manufacturing	1,667,500		93,204,016
Shimano	530,700		97,590,597
Shin-Etsu Chemical	1,011,600		118,702,646
SMC	314,100		158,114,394
Sysmex	1,242,200		99,315,392
			1,264,718,910
Netherlands - 2.2%
ASML Holding	331,990		108,677,584
Portugal - 1.3%
Galp Energia	5,498,300		65,699,024
Spain - 1.7%
Industria de Diseno Textil	3,054,100	[a]	85,373,344
Switzerland - 12.7%
Givaudan	30,300		109,026,588
Kuehne + Nagel International	667,600		96,493,131
Nestle	879,000		95,168,761
Novartis	1,310,000		113,563,382
Roche Holding	353,450		122,690,949
SGS	36,100		85,032,522
			621,975,333
Taiwan - 2.5%
Taiwan Semiconductor Manufacturing, ADR	2,400,400		120,812,132
United Kingdom - 8.6%
Compass Group	3,574,000		52,536,550
Diageo	2,915,000		100,804,377
Intertek Group	978,600		66,847,359
Reckitt Benckiser Group	1,184,100		105,919,398
Smith & Nephew	4,728,000		96,298,500
			422,406,184
Total Common Stocks (cost $3,282,819,707)			4,748,265,063

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 4.1%
Registered Investment Companies - 4.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $200,324,235)	0.21	200,324,235	[b]	200,324,235
Total Investments (cost $3,483,143,942)		100.7%		4,948,589,298
Liabilities, Less Cash and Receivables		(.7%)		(36,584,277)
Net Assets		100.0%		4,912,005,021

ADR—American Depository Receipt
a Non-income producing security.
b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	12.3
Materials	11.2
Pharmaceuticals Biotechnology & Life Sciences	9.2
Health Care Equipment & Services	7.7
Household & Personal Products	6.4
Consumer Durables & Apparel	6.3
Commercial & Professional Services	5.5
Technology Hardware & Equipment	5.5
Semiconductors & Semiconductor Equipment	4.7
Software & Services	4.4
Energy	4.3
Investment Companies	4.1
Food, Beverage & Tobacco	4.0
Real Estate	3.1
Utilities	2.8
Insurance	2.3
Food & Staples Retailing	2.1
Transportation	2.0
Retailing	1.7
Consumer Services	1.1
100.7

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 11/30/19 ($)	Purchases ($)	Sales ($)	Value 5/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	76,224,829	645,936,773	(521,837,367)	200,324,235	4.1	546,784
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	649,705	14,384,383	(15,034,088)	-	-	-
Total	76,874,534	660,321,156	(536,871,455)	200,324,235	4.1	546,784

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS May 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
National Australia Bank
Japanese Yen	1,962,035,903	United States Dollar	18,209,150	6/1/2020	(15,527)
Hong Kong Dollar	71,054,755	United States Dollar	9,164,571	6/1/2020	1,661
Euro	1,692,332	United States Dollar	1,885,564	6/1/2020	(6,883)
Japanese Yen	340,066,371	United States Dollar	3,173,149	6/2/2020	(19,742)
British Pound	2,782,096	United States Dollar	3,436,447	6/1/2020	(534)
United States Dollar	1,488,279	British Pound	1,203,046	6/1/2020	2,506
Hong Kong Dollar	79,127,106	United States Dollar	10,205,340	6/2/2020	2,114
Gross Unrealized Appreciation					6,281
Gross Unrealized Depreciation					(42,686)

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	3,282,819,707	4,748,265,063
Affiliated issuers	200,324,235	200,324,235
Cash denominated in foreign currency	60,806,571	60,858,879
Receivable for shares of Common Stock subscribed		11,086,086
Tax reclaim receivable		10,849,488
Dividends and securities lending income receivable		7,177,936
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		6,281
Prepaid expenses		90,075
		5,038,658,043
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		3,525,608
Payable for investment securities purchased		120,327,902
Payable for shares of Common Stock redeemed		2,529,422
Directors’ fees and expenses payable		73,836
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		42,686
Other accrued expenses		153,568
		126,653,022
Net Assets ($)		4,912,005,021
Composition of Net Assets ($):
Paid-in capital		3,354,516,489
Total distributable earnings (loss)		1,557,488,532
Net Assets ($)		4,912,005,021

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	46,870,292	13,672,356	2,579,405,806	2,272,056,567
Shares Outstanding	2,295,190	680,123	125,591,241	111,943,640
Net Asset Value Per Share ($)	20.42	20.10	20.54	20.30

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,538,041 foreign taxes withheld at source):
Unaffiliated issuers	45,394,717
Affiliated issuers	546,784
Interest	7,927
Income from securities lending—Note 1(c)	3,247
Total Income	45,952,675
Expenses:
Management fee—Note 3(a)	18,854,784
Shareholder servicing costs—Note 3(c)	343,710
Custodian fees—Note 3(c)	280,224
Directors’ fees and expenses—Note 3(d)	223,931
Professional fees	79,621
Registration fees	54,332
Distribution fees—Note 3(b)	49,250
Loan commitment fees—Note 2	44,191
Prospectus and shareholders’ reports	26,936
Chief Compliance Officer fees—Note 3(c)	8,139
Miscellaneous	70,539
Total Expenses	20,035,657
Investment Income—Net	25,917,018
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	68,678,603
Net realized gain (loss) on forward foreign currency exchange contracts	(504,034)
Net Realized Gain (Loss)	68,174,569
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,328,728)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(39,480)
Net Change in Unrealized Appreciation (Depreciation)	(53,368,208)
Net Realized and Unrealized Gain (Loss) on Investments	14,806,361
Net Increase in Net Assets Resulting from Operations	40,723,379

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations ($):
Investment income—net	25,917,018	46,422,068
Net realized gain (loss) on investments	68,174,569	67,738,658
Net change in unrealized appreciation (depreciation) on investments	(53,368,208)	586,955,455
Net Increase (Decrease) in Net Assets Resulting from Operations	40,723,379	701,116,181
Distributions ($):
Distributions to shareholders:
Class A	(843,502)	(334,699)
Class C	(225,034)	(63,825)
Class I	(54,554,429)	(31,525,541)
Class Y	(59,572,962)	(29,551,364)
Total Distributions	(115,195,927)	(61,475,429)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,935,793	18,146,113
Class C	3,095,174	3,259,426
Class I	677,797,697	410,946,141
Class Y	336,934,152	400,508,522
Distributions reinvested:
Class A	744,155	290,947
Class C	194,398	54,300
Class I	49,284,094	28,726,988
Class Y	31,570,827	13,683,020
Cost of shares redeemed:
Class A	(12,786,740)	(12,319,454)
Class C	(1,376,887)	(5,313,447)
Class I	(309,647,880)	(522,451,493)
Class Y	(337,044,758)	(242,070,508)
Increase (Decrease) in Net Assets from Capital Stock Transactions	460,700,025	93,460,555
Total Increase (Decrease) in Net Assets	386,227,477	733,101,307
Net Assets ($):
Beginning of Period	4,525,777,544	3,792,676,237
End of Period	4,912,005,021	4,525,777,544

14

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,113,622	954,147
Shares issued for distributions reinvested	35,318	17,206
Shares redeemed	(637,800)	(641,743)
Net Increase (Decrease) in Shares Outstanding	511,140	329,610
Class Cb
Shares sold	153,646	172,340
Shares issued for distributions reinvested	9,347	3,248
Shares redeemed	(71,662)	(274,313)
Net Increase (Decrease) in Shares Outstanding	91,331	(98,725)
Class Ia
Shares sold	34,346,399	21,586,686
Shares issued for distributions reinvested	2,329,116	1,692,810
Shares redeemed	(15,976,628)	(26,993,396)
Net Increase (Decrease) in Shares Outstanding	20,698,887	(3,713,900)
Class Ya
Shares sold	17,701,289	21,445,913
Shares issued for distributions reinvested	1,510,566	815,436
Shares redeemed	(17,873,016)	(12,950,473)
Net Increase (Decrease) in Shares Outstanding	1,338,839	9,310,876

[a]During the period ended May 31, 2020, 787,302 Class Y shares representing $15,562,116 were exchanged for 778,045 Class I shares. During the period ended November 30, 2019, 793 Class Y shares representing $16,443 were exchanged for 789 Class A shares and 700,699 Class I shares representing $13,061,012 were exchanged for 708,650 Class Y shares.

[b]During the period ended May 31, 2020, 316 Class C shares representing $6,196 were automatically converted to 312 Class A shares. During the period ended November 30, 2019, 154 Class C shares representing $2,925 were automatically converted to 152 Class A shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.76	17.86	18.51	14.77	14.66	15.15
Investment Operations:
Investment income—net[a]	.08	.15	.15	.10	.13	.16
Net realized and unrealized gain (loss) on investments	.05	2.98	(.67)	3.77	.10	(.50)
Total from Investment Operations	.13	3.13	(.52)	3.87	.23	(.34)
Distributions:
Dividends from investment income—net	(.15)	(.15)	(.13)	(.13)	(.12)	(.15)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-	-
Total Distributions	(.47)	(.23)	(.13)	(.13)	(.12)	(.15)
Net asset value, end of period	20.42	20.76	17.86	18.51	14.77	14.66
Total Return (%)[b]	.59[c]	17.81	(2.84)	26.39	1.62	(2.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29[d]	1.24	1.22	1.26	1.27	1.26
Ratio of net investment income to average net assets	.83[d]	.77	.81	.64	.89	1.08
Portfolio Turnover Rate	3.05[c]	7.38	7.47	12.49	10.65	16.52
Net Assets, end of period ($ x 1,000)	46,870	37,036	25,981	29,414	59,019	85,618

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

16

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.38	17.53	18.17	14.49	14.37	14.84
Investment Operations:
Investment income—net[a]	.01	.02	.01	.02	.02	.04
Net realized and unrealized gain (loss) on investments	.05	2.92	(.65)	3.66	.10	(.48)
Total from Investment Operations	.06	2.94	(.64)	3.68	.12	(.44)
Distributions:
Dividends from investment income—net	(.02)	(.01)	-	-	-	(.03)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-	-
Total Distributions	(.34)	(.09)	-	-	-	(.03)
Net asset value, end of period	20.10	20.38	17.53	18.17	14.49	14.37
Total Return (%)[b]	.24[c]	16.96	(3.58)	25.40	.83	(2.97)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98[d]	1.98	1.96	2.02	2.04	2.03
Ratio of net investment income to average net assets	.09[d]	.12	.07	.10	.12	.30
Portfolio Turnover Rate	3.05[c]	7.38	7.47	12.49	10.65	16.52
Net Assets, end of period ($ x 1,000)	13,672	12,001	12,050	14,852	13,465	16,952

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
May 31, 2020		Year Ended November 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.90	17.98	18.64	14.88	14.79	15.31
Investment Operations:
Investment income—net[a]	.12	.22	.21	.20	.18	.20
Net realized and unrealized gain (loss) on investments	.05	2.99	(.67)	3.74	.10	(.49)
Total from Investment Operations	.17	3.21	(.46)	3.94	.28	(.29)
Distributions:
Dividends from investment income—net	(.21)	(.21)	(.20)	(.18)	(.19)	(.23)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-	-
Total Distributions	(.53)	(.29)	(.20)	(.18)	(.19)	(.23)
Net asset value, end of period	20.54	20.90	17.98	18.64	14.88	14.79
Total Return (%)	.77[b]	18.23	(2.53)	26.81	1.92	(1.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.91	.91	.93	.94	.94
Ratio of net investment income
to average net assets	1.17[c]	1.13	1.11	1.20	1.21	1.33
Portfolio Turnover Rate	3.05[b]	7.38	7.47	12.49	10.65	16.52
Net Assets, end of period ($ x 1,000)	2,579,406	2,191,801	1,953,256	1,968,366	1,520,360	1,560,084

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

18

Six Months Ended
May 31, 2020		Year Ended November 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.66	17.78	18.43	14.72	14.63	15.15
Investment Operations:
Investment income—net[a]	.12	.21	.21	.20	.19	.22
Net realized and unrealized gain (loss) on investments	.06	2.97	(.66)	3.70	.09	(.51)
Total from Investment Operations	.18	3.18	(.45)	3.90	.28	(.29)
Distributions:
Dividends from investment income—net	(.22)	(.22)	(.20)	(.19)	(.19)	(.23)
Dividends from net realized gain on investments	(.32)	(.08)	-	-	-	-
Total Distributions	(.54)	(.30)	(.20)	(.19)	(.19)	(.23)
Net asset value, end of period	20.30	20.66	17.78	18.43	14.72	14.63
Total Return (%)	.80[b]	18.24	(2.48)	26.80	1.97	(1.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.89	.89	.91	.91	.91
Ratio of net investment income to average net assets	1.18[c]	1.12	1.16	1.22	1.27	1.44
Portfolio Turnover Rate	3.05[b]	7.38	7.47	12.49	10.65	16.52
Net Assets, end of period ($ x 1,000)	2,272,057	2,284,939	1,801,389	2,083,569	1,627,586	1,625,626

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 200 million to 250 million and increasing authorized Class Y shares from 200 million to 250 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized) and Class Y (250 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

20

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	222,842,230	4,525,422,833††	-	4,748,265,063
Investment Companies	200,324,235	-	-	200,324,235
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	6,281	-	6,281
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(42,686)	-	(42,686)

† See Statement of Investment for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of May 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2020, The Bank of

24

New York Mellon earned $608 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2019 was as follows: ordinary income $45,106,897 and long-term capital gains $16,368,532. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2020, the fund did not borrow under the Facilities.

26

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .41% of the value of the fund’s average daily net assets.

During the period ended May 31, 2020, the Distributor retained $4,024 from commissions earned on sales of the fund’s Class A shares and $534 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $49,250 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $49,606 and $16,417, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $17,881 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $280,224 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $8,139 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $3,269,122, Distribution Plan fees of $8,345, Shareholder Services Plan fees of $12,352, custodian fees of $224,214, Chief Compliance Officer fees of $3,130 and transfer agency fees of $8,445.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2020, amounted to $428,499,773 and $132,779,597, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial

28

instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at May 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At May 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	6,281	(42,686)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,281	(42,686)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	6,281	(42,686)

The following tables present derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
National Australia Bank	6,281		(6,281)	-	-
Total	6,281		(6,281)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
National Australia Bank	(42,686)		6,281	-	(36,405)
Total	(42,686)		6,281	-	(36,405)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2020:

Average Market Value ($)
Forward contracts	4,032,355

At May 31, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,465,408,951, consisting of

30

$1,586,667,313 gross unrealized appreciation and $121,258,362 gross unrealized depreciation.

At May 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

32

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

33

For More Information

BNY Mellon International Stock Fund
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited (Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DISAX Class C: DISCX Class I: DISRX Class Y: DISYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6155SA0520

BNY Mellon Select Managers Small Cap Value Fund

SEMIANNUAL REPORT May 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon Select Managers Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Select Managers Small Cap Value Fund, covering the six-month period from December 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last month of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Markets were further supported by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final month of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 roiled markets during the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-asset prices recovered some of their prior losses, as investors turned their attention toward a possible economic recovery. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

June 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through May 31, 2020, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the six-month period ended May 31, 2020, BNY Mellon Select Managers Small Cap Value Fund’s Class A, Class C, Class I and Class Y shares at NAV produced total returns of -12.48%, -12.81%, -12.37% and -12.37%, respectively.1 In comparison, the Russell 2000® Value Index (the “Index”), the fund’s benchmark, returned -23.05% for the same period.2

Small-cap stocks produced losses over the reporting period, due largely to the COVID-19 virus and government efforts to contain it. The fund outperformed the Index, mainly due to strong sector allocation decisions and security selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index, the fund’s benchmark index. The fund's portfolio is constructed to have a value tilt. The fund uses a “multi-manager” approach by selecting various subadvisors to manage its assets. We may hire, terminate or replace subadvisors and modify material terms and conditions of sub advisory arrangements without shareholder approval.

The fund’s assets are currently allocated to five subadvisors, each acting independently and using its own methodology to select portfolio investments. The new target percentages to be allocated to the subadvisors over time are as follows: approximately 20% of the fund’s assets would be under the management of Walthausen & Co., LLC, which uses a proprietary valuation model to identify companies that are trading at a discount to their intrinsic values; approximately 20% of the fund’s assets would be under the management of Neuberger Berman Investment Advisors LLC, which uses fundamental analysis and a bottom-up stock selection process to identify publicly traded small-cap companies selling at a material discount to their intrinsic value; approximately 15% of the fund’s assets would be under the management of Kayne Anderson Rudnick Investment Management, LLC, which employs a fundamental, bottom-up, research-driven investment process in seeking to identify high-quality companies whose securities are trading at attractive valuations; approximately 30% of the fund’s assets would be under the management of Channing Capital Management, LLC, which employs intensive, fundamental, bottom-up research to identify high-quality companies that represent value opportunities; and approximately 15% of the fund’s assets would be allocated to Eastern Shore Capital Management, which focuses on identifying companies with quality fundamentals that are trading at attractive valuations. The percentages of the fund’s assets allocated to the various subadvisors can change over time, within ranges described in the prospectus.

Stocks Decline amid COVID-19 Shutdowns

Prior to the reporting period, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth, the Federal Reserve (the “Fed”) reduced the federal funds

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

rate three times, bringing the target rate to 1.50-1.75%. Other major central banks also took actions to support their economies.

In response, stocks rallied late in 2019 and into 2020. Investor optimism also received support from the announcement of a “Phase One” deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives.

However, in February 2020, markets experienced a sharp correction, amid growing concerns about COVID-19 in China, erasing gains that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.0-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat and provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

At the end of the reporting period, markets began to rebound as these programs took effect, and government shutdowns to slow the spread of the virus began to be relaxed.

Small-cap stocks lagged more than the broader market during the reporting period, due primarily to their greater risk profile. Although small-cap value stocks began to rebound late in the reporting period, their returns remained negative in negative territory.

Allocations and Security Selections Benefited Fund Performance

The fund’s outperformance versus the Index was mainly the result of successful sector allocation decisions and stock selections among the underlying portfolio managers. All underlying managers outperformed the Index. In addition, the fund normally has a somewhat more growth-oriented orientation than the benchmark, and this contributed significantly to the fund’s relatively strong performance, as growth stocks outperformed value stocks during the reporting period.

The fund’s underweight to the financial sector was the largest positive contributor to performance, followed by the overweight to the health care sector. Other sector allocations that contributed positively were an overweight to the information technology sector and an underweight to the energy and real estate sectors. Stock selection contributed positively in the financial sector, as the fund benefited from a position in Artisan Partners Asset Management, which rebounded quickly from the market downturn. In the health care sector, shares of Encompass Health, which operates pulmonary rehabilitation centers, benefited from COVID-19-related demand. In the information technology sector, a position in Manhattan Associates, which specializes in supply chain software, gained 54%, as companies sought assistance in managing their supply chains due to China-related disruption. In the industrial sector, a position in Graco, a company that makes equipment used in high-pressure cleaning, benefited from a surge in demand related to COVID-19. In addition, shares of SiteOne Landscape Supply were advantageous, as consumers turned to home improvement projects during the lockdown.

4

The fund fared less well in other areas due to both sector allocation and stock selection. As for sector allocation, the fund’s underweight to the utilities sector detracted, as the sector benefited from a flight to safety during the market downturn. As for stock selection, a position in Kosmos Energy, an exploration and production firm, was the largest detractor, declining 80% as oil prices plummeted during the reporting period.

A Cautious Outlook

Our outlook for the coming months reflects ongoing uncertainty about the economic impact of the COVID-19 virus, but we see three reasons to be cautiously optimistic. First, efforts to contain the virus and “flatten the curve” have been largely successful. Second, the global policy response, including unprecedented actions in both monetary and fiscal policy, have been rapid and effective, with additional assistance potentially in the works. Third, efforts to produce a vaccine have so far produced hopeful results. Nevertheless, the possibility of a second wave of the virus remains an open question. In addition, it is unclear at this point how extensive the economic damage of the lockdown has been, and it is uncertain when the economy will move from dependence on fiscal stimulus to a more normal basis.

June 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 31, 2021, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Value Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.09	$9.59	$4.78	$4.55
Ending value (after expenses)	$875.20	$871.90	$876.30	$876.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.56	$10.33	$5.15	$4.90
Ending value (after expenses)	$1,018.50	$1,014.75	$1,019.90	$1,020.15

†Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.02% for Class I and .97% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

May 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.0%
Automobiles & Components - 2.1%
Fox Factory Holding	13,925	[a,b]	1,004,132
LCI Industries	32,604	[a]	3,225,514
Thor Industries	43,105	[a]	3,715,651
Visteon	8,240	[a,b]	593,280
			8,538,577
Banks - 11.2%
Atlantic Union Bankshares	51,840		1,200,096
Bank of Hawaii	32,469		2,088,731
BankUnited	41,270		762,670
Banner	63,471		2,383,971
Brookline Bancorp	84,810		788,733
Bryn Mawr Bank	25,830		717,299
Camden National	23,850		799,929
Centerstate Bank	73,275		1,157,745
City Holding	14,700		924,630
Columbia Banking System	80,520		1,961,467
Community Bank System	17,165		1,019,944
CVB Financial	34,970		682,265
Essent Group	88,285		2,917,819
First Bancorp/Southern Pines NC	29,950		761,329
First Financial	25,440		892,944
First Financial Bankshares	65,919		2,019,758
Great Southern Bancorp	12,100		490,776
Heartland Financial USA	23,540		753,515
Independent Bank	51,715		3,592,641
Lakeland Financial	20,100		858,069
NBT Bancorp	28,440		890,741
NMI Holdings, Cl. A	46,840	[b]	719,697
OceanFirst Financial	46,590		778,053
PacWest Bancorp	43,620		755,062
Pinnacle Financial Partners	17,482		696,658
Renasant	87,045		2,099,525
Sterling Bancorp	69,450		854,235
Stock Yards Bancorp	27,605		939,398
Synovus Financial	101,985		1,957,092
TCF Financial	37,694		1,090,110
Texas Capital Bancshares	26,770	[b]	716,365
TriCo Bancshares	19,090		541,583
Triumph Bancorp	42,869	[b]	1,052,434
Walker & Dunlop	32,505		1,316,452
Wintrust Financial	60,225		2,551,131

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Banks - 11.2% (continued)
WSFS Financial	76,170		2,107,624
			45,840,491
Capital Goods - 14.9%
Albany International, Cl. A	58,013		3,498,184
Allied Motion Technologies	27,848		1,007,819
Altra Industrial Motion	21,475		665,725
Ameresco, Cl. A	80,260	[b]	1,722,380
American Woodmark	4,550	[b]	285,558
Atkore International Group	44,155	[b]	1,185,120
AZZ	28,670		907,692
Babcock & Wilcox Enterprises	57,792	[a,b]	124,253
Bloom Energy, Cl. A	47,500	[a,b]	381,425
Comfort Systems USA	10,810		399,970
Crane	21,985		1,225,004
DXP Enterprises	11,830	[b]	208,563
EMCOR Group	14,410		915,756
Enerpac Tool Group	38,785	[b]	694,252
EnerSys	18,320		1,159,656
ESCO Technologies	9,705		801,730
FreightCar America	90,710	[b]	108,852
GATX	7,700	[a]	483,098
Graco	42,415		2,044,827
Great Lakes Dredge & Dock	155,154	[b]	1,438,278
Hexcel	25,020		905,474
Hillenbrand	94,008		2,419,766
ITT	15,340		885,118
John Bean Technologies	30,079	[a]	2,470,990
Kennametal	123,975	[a]	3,439,067
Lincoln Electric Holdings	14,150		1,162,705
Lydall	36,800	[b]	398,176
Mercury Systems	25,520	[b]	2,280,212
Miller Industries	32,850		973,346
Moog, Cl. A	15,270		829,008
MSC Industrial Direct, Cl. A	9,400		651,796
Mueller Industries	31,680		848,390
Oshkosh	10,300		739,746
Parsons	26,930	[b]	1,094,974
RBC Bearings	15,453	[b]	2,173,464
Regal Beloit	12,250		974,365
Resideo Technologies	104,800	[b]	739,888
Rexnord	104,874		3,156,707
SiteOne Landscape Supply	28,957	[a,b]	3,078,419
Spirit AeroSystems Holdings, Cl. A	25,910		561,470

8

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Capital Goods - 14.9% (continued)
SPX	77,964	[b]	3,117,001
SPX FLOW	89,140	[b]	3,082,461
Systemax	22,050		462,830
Teledyne Technologies	2,540	[b]	950,265
Trex	5,255	[a,b]	631,231
Twin Disc	21,620	[b]	118,694
Valmont Industries	5,100		581,400
Watsco	13,584		2,416,729
Welbilt	61,700	[b]	375,136
			60,776,970
Commercial & Professional Services - 6.5%
ABM Industries	35,700		1,097,061
ASGN	10,260	[b]	631,913
Clean Harbors	11,300	[b]	671,107
CoreLogic	108,927		5,398,422
Covanta Holding	62,540		562,860
Exponent	9,160		680,038
Harsco	182,806	[b]	2,040,115
Heritage-Crystal Clean	56,340	[b]	955,526
IAA	16,940	[b]	694,540
ICF International	15,755		1,033,213
Kelly Services, Cl. A	71,550		1,072,534
Kimball International, Cl. B	51,440		575,614
McGrath RentCorp	49,325		2,750,362
MSA Safety	24,566		2,921,880
Stericycle	32,700	[a,b]	1,792,941
U.S. Ecology	33,317		1,121,783
UniFirst	13,229		2,378,574
			26,378,483
Consumer Durables & Apparel - 3.4%
Brunswick	45,776		2,518,138
Cavco Industries	5,890	[b]	1,120,219
Deckers Outdoor	3,850	[b]	702,741
KB Home	45,610		1,508,779
M.D.C. Holdings	30,260		1,028,537
M/I Homes	36,880	[b]	1,234,742
PVH	28,182		1,281,436
Skyline Champion	40,810	[b]	1,013,720
Tempur Sealy International	13,400	[b]	874,082
Universal Electronics	29,390	[b]	1,329,604
Vista Outdoor	114,230	[b]	1,109,173
			13,721,171

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Consumer Services - 2.3%
Frontdoor	39,565	[b]	1,806,142
Hilton Grand Vacations	29,970	[b]	645,554
International Game Technology	32,300	[a]	272,289
Marriott Vacations Worldwide	25,854		2,322,464
SeaWorld Entertainment	32,000	[a,b]	577,920
ServiceMaster Global Holdings	51,337	[b]	1,688,987
The Cheesecake Factory	87,965	[a]	1,889,488
			9,202,844
Diversified Financials - 2.4%
Artisan Partners Asset Management, Cl. A	95,193		2,757,741
Houlihan Lokey	48,047		2,905,883
Stifel Financial	88,280		4,211,839
			9,875,463
Energy - 1.0%
Dril-Quip	41,108	[b]	1,249,272
Forum Energy Technologies	79,400	[b]	23,026
ION Geophysical	19,024	[b]	44,897
Oil States International	28,100	[b]	119,144
Parsley Energy, Cl. A	125,032		1,142,792
Patterson-UTI Energy	37,000	[a]	136,530
SEACOR Holdings	17,770	[b]	476,236
Superior Energy Services	9,520	[a,b]	9,370
TETRA Technologies	113,790	[b]	37,551
World Fuel Services	36,110		920,083
			4,158,901
Food & Staples Retailing - .2%
Casey's General Stores	4,470		713,993
The Andersons	22,250		288,360
			1,002,353
Food, Beverage & Tobacco - 4.5%
Darling Ingredients	251,918	[b]	5,872,208
Lancaster Colony	8,165		1,253,001
Landec	135,020	[a,b]	1,440,663
National Beverage	45,897	[a,b]	2,615,211
Nomad Foods	59,715	[b]	1,264,764
Sanderson Farms	8,010		1,057,480
The Hain Celestial Group	40,600	[a,b]	1,278,088
TreeHouse Foods	68,066	[b]	3,587,759
			18,369,174
Health Care Equipment & Services - 4.9%
Acadia Healthcare	46,500	[a,b]	1,330,365
Accuray	214,090	[b]	449,589

10

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Health Care Equipment & Services - 4.9% (continued)
AMN Healthcare Services	14,290	[b]	633,904
AtriCure	25,800	[b]	1,233,498
Avanos Medical	17,500	[b]	508,550
BioTelemetry	9,790	[a,b]	461,892
CONMED	5,680		416,969
Encompass Health	14,030		1,027,698
Globus Medical, Cl. A	15,205	[b]	830,953
Haemonetics	5,310	[b]	582,401
HealthEquity	18,270	[b]	1,132,192
Integer Holdings	30,288	[b]	2,398,204
LHC Group	7,145	[b]	1,161,134
MEDNAX	30,400	[b]	472,112
Merit Medical Systems	21,140	[a,b]	951,089
Mesa Laboratories	9,155	[a]	2,419,209
Molina Healthcare	8,500	[b]	1,579,470
Natus Medical	24,820	[b]	531,148
OraSure Technologies	47,700	[b]	693,558
Patterson Companies	58,800	[a]	1,157,772
			19,971,707
Household & Personal Products - .4%
WD-40	9,430		1,809,145
Insurance - 2.9%
AMERISAFE	16,640		1,021,363
eHealth	6,230	[b]	812,517
First American Financial	14,900		752,301
Horace Mann Educators	62,813		2,293,931
Kemper	15,991		1,013,829
Primerica	27,558		3,131,691
RLI	23,047		1,819,791
Stewart Information Services	31,160		960,351
			11,805,774
Materials - 6.1%
Allegheny Technologies	185,763	[b]	1,612,423
Avery Dennison	18,720		2,071,742
Balchem	10,075		1,014,049
Cleveland-Cliffs	75,630	[a]	394,789
Crown Holdings	38,000	[b]	2,486,340
Eagle Materials	17,180		1,146,937
Ingevity	11,795	[b]	621,243
Louisiana-Pacific	117,066		2,763,929
Materion	28,630		1,503,075
Mercer International	117,517		948,362
PolyOne	107,340		2,659,885

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Materials - 6.1% (continued)
Silgan Holdings	38,220		1,278,077
Stepan	13,247		1,287,079
The Scotts Miracle-Gro Company	36,025		5,136,084
			24,924,014
Media & Entertainment - 1.3%
Criteo, ADR	126,766	[b]	1,299,351
Gray Television	136,347	[b]	1,900,677
Nexstar Media Group, Cl. A	24,735		2,060,673
			5,260,701
Pharmaceuticals Biotechnology & Life Sciences - 5.0%
ACADIA Pharmaceuticals	19,260	[a,b]	956,837
Amneal Pharmaceuticals	141,000	[a,b]	686,670
Anika Therapeutics	32,582	[b]	1,092,474
Ascendis Pharma, ADR	4,405	[a,b]	640,883
Axsome Therapeutics	8,980	[a,b]	691,280
Bioxcel Therapeutics	8,065	[b]	375,506
Charles River Laboratories International	33,529	[b]	6,023,820
Deciphera Pharmaceuticals	12,095	[b]	708,404
Dicerna Pharmaceuticals	19,235	[b]	414,899
Emergent BioSolutions	2,390	[b]	199,541
Esperion Therapeutics	20,335	[a,b]	861,594
FibroGen	11,175	[b]	373,692
Fluidigm	212,825	[b]	927,917
Intersect ENT	33,400	[b]	372,410
Invitae	30,955	[a,b]	520,663
Iovance Biotherapeutics	12,825	[a,b]	411,554
Karuna Therapeutics	6,230	[b]	584,748
Luminex	34,800		1,084,368
Momenta Pharmaceuticals	9,705	[b]	305,513
NanoString Technologies	31,200	[b]	952,536
Natera	12,090	[b]	530,147
Novavax	5,075	[a,b]	233,653
Quanterix	16,485	[b]	454,821
Reata Pharmaceuticals, Cl. A	1,650	[a,b]	239,778
Repligen	6,155	[b]	806,120
			20,449,828
Real Estate - 4.3%
Corporate Office Properties Trust	90,941	[c]	2,270,797
Hudson Pacific Properties	29,550	[c]	714,224
Industrial Logistics Properties Trust	55,370	[c]	1,038,188
MGM Growth Properties, Cl. A	111,474	[a,c]	3,091,174
Physicians Realty Trust	116,287	[c]	2,008,276
QTS Realty Trust, Cl. A	71,498	[c]	4,904,763

12

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Real Estate - 4.3% (continued)
Rexford Industrial Realty	31,620	[c]	1,258,476
Terreno Realty	25,115	[c]	1,285,637
UMH Properties	95,850	[c]	1,196,208
			17,767,743
Retailing - 1.1%
1-800-Flowers.com, Cl. A	33,530	[b]	742,354
Chico's FAS	84,900		114,615
Express	43,170	[b]	84,613
Lithia Motors, Cl. A	19,540	[a]	2,356,329
Office Depot	240,388		593,758
RTW RetailWinds	45,780	[b]	20,606
The Children's Place	10,400	[a]	433,056
			4,345,331
Semiconductors & Semiconductor Equipment - 5.7%
Brooks Automation	86,441		3,455,047
Cabot Microelectronics	26,424		3,827,780
CEVA	19,830	[b]	683,540
Enphase Energy	14,015	[a,b]	815,533
Entegris	17,800		1,065,864
Impinj	8,700	[b]	224,895
Inphi	5,305	[b]	666,679
Kulicke & Soffa Industries	43,140		964,610
Lattice Semiconductor	58,476	[b]	1,454,298
MACOM Technology Solutions Holdings	65,155	[a,b]	2,068,671
Onto Innovation	27,870	[b]	866,200
Rambus	107,580	[b]	1,671,793
Semtech	61,871	[b]	3,290,300
Silicon Laboratories	15,385	[b]	1,440,959
Veeco Instruments	76,000	[b]	892,240
			23,388,409
Software & Services - 5.7%
American Software, Cl. A	70,338		1,368,074
Box, Cl. A	40,900	[b]	817,182
Cloudera	177,400	[a,b]	1,818,350
Conduent	157,700	[b]	376,903
FireEye	119,700	[b]	1,493,856
Five9	7,950	[b]	828,390
Jack Henry & Associates	8,909		1,611,282
KBR	68,140		1,597,883
LivePerson	24,360	[a,b]	912,282
Manhattan Associates	19,905	[b]	1,759,602
MAXIMUS	13,200		950,664
MobileIron	70,800	[b]	320,016

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.0% (continued)
Software & Services - 5.7% (continued)
Nuance Communications	118,550	[b]	2,712,424
OneSpan	46,800	[b]	950,976
Switch, Cl. A	55,710		1,064,618
Talend, ADR	16,400	[a,b]	505,612
The Hackett Group	23,330		321,721
TiVo	115,990	[b]	706,379
Unisys	114,200	[b]	1,297,312
Verint Systems	44,969	[b]	2,085,213
			23,498,739
Technology Hardware & Equipment - 6.3%
Badger Meter	24,501		1,499,216
Ciena	62,130	[b]	3,433,304
Coherent	18,371	[a,b]	2,667,653
Diebold Nixdorf	94,400	[b]	452,176
II-VI	76,102	[a,b]	3,617,128
Infinera	168,520	[a,b]	839,230
Itron	27,730	[b]	1,786,367
Kimball Electronics	56,020	[b]	794,924
Knowles	24,540	[b]	369,082
Lumentum Holdings	10,995	[b]	806,153
Methode Electronics	11,270		353,315
National Instruments	22,080		854,938
NCR	30,480	[a,b]	550,164
OSI Systems	12,410	[b]	940,306
Plexus	22,799	[b]	1,464,152
Quantum	44,503	[b]	160,211
Radware	14,200	[b]	338,244
Ribbon Communications	112,000	[b]	492,800
Stratasys	36,300	[a,b]	648,318
Viavi Solutions	106,100	[b]	1,229,699
Vishay Intertechnology	156,997		2,552,771
			25,850,151
Telecommunication Services - .4%
Bandwidth, Cl. A	10,620	[a,b]	1,177,227
Vonage Holdings	42,400	[b]	408,312
			1,585,539
Transportation - 1.3%
Avis Budget Group	33,400	[a,b]	719,102
Danaos	5,271	[b]	21,242
Forward Air	14,650		727,812
Kirby	13,770	[b]	706,126
Landstar System	18,051		2,098,609
Marten Transport	27,115		693,873

14

Description		Shares		Value ($)
Common Stocks - 97.0% (continued)
Transportation - 1.3% (continued)
Ryder System		8,570		293,608
				5,260,372
Utilities - 3.1%
ALLETE		24,045		1,412,163
American States Water		9,150		750,391
Atlantic Power		757,710	[a,b]	1,591,191
Chesapeake Utilities		16,120		1,456,281
NorthWestern		7,400		444,888
Ormat Technologies		17,626		1,283,349
South Jersey Industries		114,435	[a]	3,245,376
Southwest Gas Holdings		15,750		1,196,212
Vistra Energy		70,852		1,448,215
				12,828,066
Total Common Stocks (cost $345,598,297)				396,609,946

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Russell 2000 ETF (cost $1,673,497)		14,500	[a]	2,014,050
	1-Day Yield (%)
Investment Companies - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,902,318)	0.21	8,902,318	[d]	8,902,318

Investment of Cash Collateral for Securities Loaned - 2.2%
Registered Investment Companies - 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,950,645)	0.21	8,950,645	[d]	8,950,645
Total Investments (cost $365,124,757)		101.9%		416,476,959
Liabilities, Less Cash and Receivables		(1.9%)		(7,630,566)
Net Assets		100.0%		408,846,393

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
a Security, or portion thereof, on loan. At May 31, 2020, the value of the fund’s securities on loan was $48,820,157 and the value of the collateral was $50,752,477, consisting of cash collateral of $8,950,645 and U.S. Government & Agency securities valued at $41,801,832.
b Non-income producing security.
c Investment in real estate investment trust within the United States.
d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Industrials	22.6
Information Technology	17.8
Financials	16.5
Health Care	9.9
Consumer Discretionary	8.8
Materials	6.1
Consumer Staples	5.2
Investment Companies	4.9
Real Estate	4.3
Utilities	3.1
Communication Services	1.7
Energy	1.0
101.9

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 11/30/19($)	Purchases($)	Sales($)	Value 5/31/20($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,306,693	163,429,413	(166,833,788)	8,902,318	2.2	66,961
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	13,991,191	35,914,214	(40,954,760)	8,950,645	2.2	-
Total	26,297,884	199,343,627	(207,788,548)	17,852,963	4.4	66,961

See notes to financial statements.

17

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $48,820,157)—Note 1(c):
Unaffiliated issuers	347,271,794	398,623,996
Affiliated issuers	17,852,963	17,852,963
Receivable for investment securities sold		4,665,195
Receivable for shares of Common Stock subscribed		462,756
Dividends and securities lending income receivable		335,157
Prepaid expenses		37,812
		421,977,879
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		315,518
Cash overdraft due to Custodian		891,762
Liability for securities on loan—Note 1(c)		8,950,645
Payable for investment securities purchased		2,368,623
Payable for shares of Common Stock redeemed		550,514
Directors’ fees and expenses payable		8,652
Other accrued expenses		45,772
		13,131,486
Net Assets ($)		408,846,393
Composition of Net Assets ($):
Paid-in capital		386,489,351
Total distributable earnings (loss)		22,357,042
Net Assets ($)		408,846,393

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	888,732	92,652	10,876,090	396,988,919
Shares Outstanding	46,809	5,473	562,654	20,577,916
Net Asset Value Per Share ($)	18.99	16.93	19.33	19.29

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,296 foreign taxes withheld at source):
Unaffiliated issuers	3,583,812
Affiliated issuers	66,961
Income from securities lending—Note 1(c)	127,248
Total Income	3,778,021
Expenses:
Management fee—Note 3(a)	2,203,802
Professional fees	42,871
Registration fees	33,307
Directors’ fees and expenses—Note 3(d)	25,114
Custodian fees—Note 3(c)	19,903
Chief Compliance Officer fees—Note 3(c)	16,279
Shareholder servicing costs—Note 3(c)	6,810
Prospectus and shareholders’ reports	6,096
Loan commitment fees—Note 2	5,081
Distribution fees—Note 3(b)	822
Miscellaneous	17,498
Total Expenses	2,377,583
Less—reduction in expenses due to undertaking—Note 3(a)	(841)
Net Expenses	2,376,742
Investment Income—Net	1,401,279
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(23,457,582)
Net change in unrealized appreciation (depreciation) on investments	(62,562,376)
Net Realized and Unrealized Gain (Loss) on Investments	(86,019,958)
Net (Decrease) in Net Assets Resulting from Operations	(84,618,679)

See notes to financial statements.

19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations ($):
Investment income—net	1,401,279	2,922,839
Net realized gain (loss) on investments	(23,457,582)	10,986,108
Net change in unrealized appreciation (depreciation) on investments	(62,562,376)	5,498,777
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,618,679)	19,407,724
Distributions ($):
Distributions to shareholders:
Class A	(22,327)	(110,050)
Class C	(6,338)	(66,106)
Class I	(347,742)	(2,598,752)
Class Y	(13,642,241)	(78,332,501)
Total Distributions	(14,018,648)	(81,107,409)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	62,910	172,405
Class C	-	61,907
Class I	4,287,568	10,583,723
Class Y	36,469,693	56,189,198
Distributions reinvested:
Class A	22,065	108,467
Class C	6,160	65,008
Class I	279,227	2,072,895
Class Y	5,611,816	33,919,144
Cost of shares redeemed:
Class A	(129,350)	(149,257)
Class C	(284,261)	(199,960)
Class I	(7,240,157)	(19,225,627)
Class Y	(127,378,644)	(229,849,785)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(88,292,973)	(146,251,882)
Total Increase (Decrease) in Net Assets	(186,930,300)	(207,951,567)
Net Assets ($):
Beginning of Period	595,776,693	803,728,260
End of Period	408,846,393	595,776,693

20

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	3,663	8,195
Shares issued for distributions reinvested	1,033	5,940
Shares redeemed	(8,669)	(7,120)
Net Increase (Decrease) in Shares Outstanding	(3,973)	7,015
Class Cb
Shares sold	-	3,243
Shares issued for distributions reinvested	323	3,942
Shares redeemed	(16,516)	(10,748)
Net Increase (Decrease) in Shares Outstanding	(16,193)	(3,563)
Class Ia
Shares sold	223,156	495,011
Shares issued for distributions reinvested	12,980	111,506
Shares redeemed	(379,113)	(920,408)
Net Increase (Decrease) in Shares Outstanding	(142,977)	(313,891)
Class Ya
Shares sold	2,015,539	2,676,747
Shares issued for distributions reinvested	262,316	1,826,449
Shares redeemed	(7,302,679)	(10,760,520)
Net Increase (Decrease) in Shares Outstanding	(5,024,824)	(6,257,324)

[a]During the period ended May 31, 2020, 186,007 Class Y shares representing $3,681,400 were exchanged for 185,703 Class I shares. During the period ended November 30, 2019, 478,261 Class Y shares representing $10,173,491 were exchanged for 477,696 Class I shares, 329 Class Y shares representing $7,445 were exchanged for 335 Class A shares.

[b]During the period ended May 31, 2020, 43 Class C shares representing $574 were automatically converted to 38 Class A shares. During the period ended November 30, 2019, 215 Class C shares representing $4,177 were automatically converted to 194 Class A shares.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.15	23.94	26.44	22.72	22.02	24.89
Investment Operations:
Investment income (loss)—net[a]	.02	.02	(.01)	.00[b]	.09	.07
Net realized and unrealized gain (loss) on investments	(2.74)	.86	(.98)	3.79	2.02	(.02)
Total from Investment Operations	(2.72)	.88	(.99)	3.79	2.11	.05
Distributions:
Dividends from investment income—net	(.01)	-	-	(.07)	(.11)	(.00)[b]
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)	(2.92)
Total Distributions	(.44)	(2.67)	(1.51)	(.07)	(1.41)	(2.92)
Net asset value, end of period	18.99	22.15	23.94	26.44	22.72	22.02
Total Return (%)[c]	(12.48)[d]	6.07	(3.93)	16.74	10.72	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42[e]	1.38	1.35	1.30	1.30	1.29
Ratio of net expenses to average net assets	1.30[e]	1.30	1.30	1.28	1.30	1.29
Ratio of net investment income (loss) to average net assets	.24[e]	.12	(.05)	.01	.44	.31
Portfolio Turnover Rate	35.66[d]	57.74	58.85	67.90	66.57	65.39
Net Assets, end of period ($ x 1,000)	889	1,125	1,048	1,076	2,862	2,250

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

22

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.86	21.92	24.51	21.15	20.68	23.70
Investment Operations:
Investment (loss)—net[a]	(.04)	(.12)	(.19)	(.16)	(.07)	(.09)
Net realized and unrealized gain (loss) on investments	(2.46)	.73	(.89)	3.52	1.90	(.01)
Total from Investment Operations	(2.50)	.61	(1.08)	3.36	1.83	(.10)
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)	-
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)	(2.92)
Total Distributions	(.43)	(2.67)	(1.51)	-	(1.36)	(2.92)
Net asset value, end of period	16.93	19.86	21.92	24.51	21.15	20.68
Total Return (%)[b]	(12.81)[c]	5.28	(4.65)	15.89	9.94	(.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.30[d]	2.12	2.15	2.31	2.33	2.42
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.04	2.05	2.04
Ratio of net investment (loss) to average net assets	(.46)[d]	(.61)	(.82)	(.74)	(.39)	(.47)
Portfolio Turnover Rate	35.66[c]	57.74	58.85	67.90	66.57	65.39
Net Assets, end of period ($ x 1,000)	93	430	553	179	146	154

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.61	24.41	26.90	23.09	22.36	25.22
Investment Operations:
Investment income—net[a]	.05	.10	.07	.07	.15	.14
Net realized and unrealized gain (loss) on investments	(2.80)	.86	(1.00)	3.87	2.06	(.03)
Total from Investment Operations	(2.75)	.96	(.93)	3.94	2.21	.11
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.05)	(.13)	(.18)	(.05)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)	(2.92)
Total Distributions	(.53)	(2.76)	(1.56)	(.13)	(1.48)	(2.97)
Net asset value, end of period	19.33	22.61	24.41	26.90	23.09	22.36
Total Return (%)	(12.37)[b]	6.40	(3.63)	17.14	11.09	.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	.99	.97	1.00	.99	.97
Ratio of net expenses to average net assets	1.02[c]	.99	.97	.98	.99	.97
Ratio of net investment income to average net assets	.52[c]	.45	.27	.29	.75	.62
Portfolio Turnover Rate	35.66[b]	57.74	58.85	67.90	66.57	65.39
Net Assets, end of period ($ x 1,000)	10,876	15,955	24,890	20,566	16,478	20,731

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

24

	Six Months Ended
	May 31, 2020	Year Ended November 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.59	24.40	26.88	23.08	22.35	25.21
Investment Operations:
Investment income—net[a]	.06	.10	.08	.08	.16	.15
Net realized and unrealized gain (loss) on investments	(2.81)	.86	(.99)	3.86	2.06	(.03)
Total from Investment Operations	(2.75)	.96	(.91)	3.94	2.22	.12
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.06)	(.14)	(.19)	(.06)
Dividends from net realized gain on investments	(.43)	(2.67)	(1.51)	-	(1.30)	(2.92)
Total Distributions	(.55)	(2.77)	(1.57)	(.14)	(1.49)	(2.98)
Net asset value, end of period	19.29	22.59	24.40	26.88	23.08	22.35
Total Return (%)	(12.37)[b]	6.41	(3.56)	17.15	11.13	.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[c]	.95	.94	.94	.95	.95
Ratio of net expenses to average net assets	.97[c]	.95	.94	.93	.95	.95
Ratio of net investment income to average net assets	.58[c]	.48	.31	.35	.79	.65
Portfolio Turnover Rate	35.66[b]	57.74	58.85	67.90	66.57	65.39
Net Assets, end of period ($ x 1,000)	396,990	578,267	777,237	942,613	797,087	770,763

a Based on average shares outstanding.
b Not annualized.
c Annualized.
See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Value Fund (the “fund”) is a separate non-diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Walthausen & Co., LLC (“Walthausen”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), Channing Capital Management, LLC (“Channing”) and Eastern Shore Capital Management (“Eastern Shore”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and

26

realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

28

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	396,609,946	-	-	396,609,946
Exchange-Traded Funds	2,014,050	-	-	2,014,050
Investment Companies	17,852,963	-	-	17,852,963

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of May 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2020, The Bank of New York Mellon earned $27,493 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the

30

fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2019 was as follows: ordinary income $11,977,345 and long-term capital gains $69,130,064. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2019 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertakings, amounted to $841 during the period ended May 31, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and Walthausen, Neuberger Berman, Kayne, Channing and Eastern Shore, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to

32

disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $822 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $1,215 and $274, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $2,658 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $19,903 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $16,279 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $293,602, Distribution Plan fees of $69, Shareholder Services Plan fees of $199, Custodian fees of $14,166, Chief Compliance Officer fees of $6,260 and transfer agency fees of $1,358, which are offset against an expense reimbursement currently in effect in the amount of $136.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2020, amounted to $171,316,100 and $271,821,455, respectively.

At May 31, 2020, accumulated net unrealized appreciation on investments was $51,352,202, consisting of $92,067,648 gross unrealized appreciation and $40,715,446 gross unrealized depreciation.

At May 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

34

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

35

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

36

NOTES

37

For More Information

BNY Mellon Select Managers Small Cap Value Fund
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Walthausen & Co., LLC
9 Executive Park Drive, Suite B
Clifton Park, NY 12065

Neuberger Berman Investment Advisers, LLC
605 Third Avenue
New York, NY 10158

Kayne Anderson Rudnick Investment
Management, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067

Channing Capital Management, LLC
10 South LaSalle Street
Suite 2401
Chicago, IL 60633

Eastern Shore Capital Management
18 Sewall Street
Marblehead, MA 01945

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DMVAX Class C: DMECX Class I: DMVIX Class Y: DMVYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6246SA0520

BNY Mellon U.S. Equity Fund

SEMIANNUAL REPORT May 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

BNY Mellon U.S. Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon U.S. Equity Fund, covering the six-month period from December 1, 2019 through May 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last month of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Markets were further supported by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final month of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 roiled markets during the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Stocks posted historic losses in March 2020, but regained ground in April and May.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight-to-quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. In April and May 2020, risk-asset prices recovered some of their prior losses, as investors turned their attention toward a possible economic recovery. Investment-grade bonds generally posted positive returns for the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.

June 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2019 through May 31, 2020, as provided by Charlie Macquaker, Roy Leckie and Jane Henderson, the three members of the Investment Executive at Walter Scott & Partners Limited (WS), Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended May 31, 2020, the BNY Mellon U.S. Equity Fund’s Class A shares achieved a return of -2.24%, Class C shares returned -2.56%, Class I shares returned -2.07% and Class Y shares returned -2.05%.1 In comparison, the fund’s benchmark, the MSCI USA Index (the “Index”), achieved a return of -1.84% over the same period.2

U.S. equities lost ground over the period amid pockets of volatility brought on by the COVID-19 pandemic. The fund slightly lagged the index for the period, due primarily to stock selection within the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States. The fund may invest in the securities of companies of any market capitalization. Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Walter Scott focuses on individual stock selection, building the fund’s portfolio from the bottom up through extensive fundamental research. The investment process begins with the screening of reported company financials. Companies that meet certain broad, absolute and trend criteria are candidates for more detailed financial analysis. The fund’s Investment Team collectively reviews and selects those stocks that meet Walter Scott’s criteria, and where the expected growth rate is combined with a reasonable valuation for the underlying equity. Market capitalization and sector allocations are a residual of, not part of, the investment process, because the Investment Team’s sole focus is on the analysis of and investment in individual companies.

Geopolitics, COVID-19 and Central Banks Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. After alternating signs of progress and deterioration in the U.S./China trade dispute, the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Volatility reentered equity markets in January, due to concerns over the spread of COVID-19 and the resulting economic implications. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March 2020, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The U.S. Federal Reserve (the “Fed”) cut rates twice in March 2020 in an effort to support the economy. Large numbers of

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

people were laid off, after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed the final Friday in March, in an effort to provide much needed cash to households and loans to small businesses. Markets stabilized, and many indices gained ground in April and May 2020.

Stock Selection Drove Fund Results

Stock selection within the information technology, consumer discretionary and industrials sectors detracted from relative returns. Within consumer discretionary, a position in Starbucks was among the leading detractors. The company closed many of its stores in the spring due to the spread of COVID-19. In addition, share buybacks have weakened the company’s balance sheet to a point beyond our comfort level. This, combined with their compromised ability to get their products to market, led us to exit the position. Within industrials, machinery company Flowserve and structural materials company Hexcel were among the top negative contributors. Hexcel was negatively affected when demand for their products, particularly aerospace-related output, was hurt by the pandemic. Elsewhere in the market, communication services company Walt Disney saw its stock price slide on the back of its theme park closures. Within energy, Schlumberger was also among the worst performing stocks during the period. We have since exited the position on the basis of increased balance-sheet risk and weak prospects for earnings recovery.

Conversely, the fund saw positive results stemming from an underweight to the financials sector and successful security selection within the materials sector. Elsewhere in the market, health care companies Eli Lilly & Co and Illumina were among the top contributors to relative returns. Drug manufacturer Eli Lilly benefited from investor optimism that it may develop a therapy for COVID-19. Gene sequencing company Illumina also saw its stock price rise during the period. Information technology companies Microsoft and Adobe Systems also contributed positively. Software company Microsoft saw increasing subscriber numbers for its Teams platform and also benefited from consistent demand for its other products. Adobe Systems also saw its stock price rise on the back of the company’s solid fundamentals, as well as demand for its subscription-based products.

Maintaining a Company-by-Company Approach

Although we do not manage the fund’s investments in response to macroeconomic trends, it is worth noting that while central banks are providing support, it appears as though the economic effects of COVID-19 will be widespread and significant. We expect the economy to slowly strengthen as people adjust to the new normal. We continue to seek companies with strong balance sheets and attractive fundamentals, which we believe will maintain a competitive advantage given the changes to the economy and society that have occurred due to COVID-19.

In that context, our focus remains very much unchanged. We shall continue to identify and invest in market-leading, financially robust companies with the strategic strengths and vision to generate meaningful returns over the long term. Our distinctly long-term lens allows us to focus on the underlying strengths and opportunities of a business. Not only does that approach mean we waste very little time trying to second-guess short-term market moves, but it ensures we are invested in companies that have the attributes we believe are needed to succeed, regardless of the external environment in which they operate. We will continue to

4

look for opportunities that benefit investors, potentially capturing gains when the market rallies, and adding to fundamentally strong companies when the market pulls back.

June 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Equity Fund from December 1, 2019 to May 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.69	$9.38	$4.06	$3.96
Ending value (after expenses)	$977.60	$974.40	$979.30	$979.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended May 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.81	$9.57	$4.14	$4.04
Ending value (after expenses)	$1,019.25	$1,015.50	$1,020.90	$1,021.00

†Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .82% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

May 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.9%
Capital Goods - 8.3%
Donaldson	218,800	[a]	10,382,060
Fastenal	403,800		16,660,788
Flowserve	238,500		6,224,850
Hexcel	306,700		11,099,473
The Toro Company	174,200		12,380,394
			56,747,565
Consumer Durables & Apparel - 2.5%
NIKE, Cl. B	174,400		17,192,352
Consumer Services - 1.9%
McDonald's	70,800		13,191,456
Diversified Financials - 1.9%
Intercontinental Exchange	136,900		13,313,525
Energy - 1.0%
EOG Resources	136,820		6,973,716
Health Care Equipment & Services - 12.0%
Cerner	212,400		15,483,960
Edwards Lifesciences	57,200	[b]	12,853,984
Henry Schein	253,800	[b]	15,410,736
Intuitive Surgical	22,100	[b]	12,818,663
ResMed	89,300		14,361,226
Stryker	59,500		11,645,935
			82,574,504
Household & Personal Products - 4.0%
Colgate-Palmolive	195,400		14,133,282
The Estee Lauder Companies, Cl. A	67,000		13,230,490
			27,363,772
Materials - 7.5%
Ecolab	88,100		18,728,298
FMC	162,500		15,991,625
Linde	82,800		16,753,752
			51,473,675
Media & Entertainment - 3.9%
Alphabet, Cl. C	11,206	[b]	16,012,478
The Walt Disney Company	91,500		10,732,950
			26,745,428
Pharmaceuticals Biotechnology & Life Sciences - 9.4%
Eli Lilly & Co.	120,200		18,384,590
Illumina	23,600	[b]	8,567,980
Johnson & Johnson	84,100		12,509,875
Mettler-Toledo International	16,900	[b]	13,435,500

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.4% (continued)
Waters	57,400	[b]	11,471,390
			64,369,335
Retailing - 8.1%
Booking Holdings	6,800	[b]	11,148,056
Dollar General	93,300		17,867,883
O'Reilly Automotive	35,100	[b]	14,645,124
The TJX Companies	224,300		11,834,068
			55,495,131
Semiconductors & Semiconductor Equipment - 1.8%
Texas Instruments	106,400		12,633,936
Software & Services - 21.5%
Adobe	43,100	[b]	16,662,460
Ansys	48,000	[b]	13,584,000
Automatic Data Processing	101,000		14,795,490
Cognizant Technology Solutions, Cl. A	263,000		13,939,000
Jack Henry & Associates	67,600		12,226,136
Manhattan Associates	154,400	[b]	13,648,960
Mastercard, Cl. A	58,400		17,571,976
Microsoft	109,200		20,010,900
Oracle	241,900		13,006,963
Paychex	172,100		12,439,388
			147,885,273
Technology Hardware & Equipment - 11.3%
Amphenol, Cl. A	182,800		17,651,168
Cisco Systems	360,300		17,229,546
Cognex	239,700		13,600,578
IPG Photonics	99,600	[a,b]	15,477,840
TE Connectivity	169,800		13,796,250
			77,755,382
Transportation - 1.8%
Expeditors International of Washington	159,700		12,196,289
Total Common Stocks (cost $390,822,899)			665,911,339

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,192,824)	0.21	19,192,824	[c]	19,192,824
Total Investments (cost $410,015,723)		99.7%		685,104,163
Cash and Receivables (Net)		.3%		1,811,021
Net Assets		100.0%		686,915,184

aSecurity, or portion thereof, on loan. At May 31, 2020, the value of the fund’s securities on loan was $4,107,611 and the value of the collateral was $4,181,175, consisting of U.S. Government & Agency securities.
b Non-income producing security.
c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	34.7
Health Care	21.4
Consumer Discretionary	12.5
Industrials	10.0
Materials	7.5
Consumer Staples	4.0
Communication Services	3.9
Investment Companies	2.8
Financials	1.9
Energy	1.0
99.7

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 11/30/19($)	Purchases($)	Sales($)	Value 5/31/20($)	Net Assets(%)	Dividend/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,554,248	93,908,006	(81,269,430)	19,192,824	2.8	58,775
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Plus Money Market Fund	131,785	117,523	(249,308)	-	-	-
Total	6,686,033	94,025,529	(81,518,738)	19,192,824	2.8	58,775

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,107,611)—Note 1(b):
Unaffiliated issuers	390,822,899	665,911,339
Affiliated issuers	19,192,824	19,192,824
Receivable for shares of Common Stock subscribed		2,652,935
Dividends and securities lending income receivable		593,595
Prepaid expenses		53,276
		688,403,969
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		421,964
Payable for shares of Common Stock redeemed		1,015,187
Directors’ fees and expenses payable		10,643
Other accrued expenses		40,991
		1,488,785
Net Assets ($)		686,915,184
Composition of Net Assets ($):
Paid-in capital		412,890,280
Total distributable earnings (loss)		274,024,904
Net Assets ($)		686,915,184

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,401,270	98,058	21,080,870	664,334,986
Shares Outstanding	69,567	5,299	1,042,580	32,878,008
Net Asset Value Per Share ($)	20.14	18.51	20.22	20.21

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,011,744
Affiliated issuers	58,775
Income from securities lending—Note 1(b)	14,638
Interest	810
Total Income	4,085,967
Expenses:
Management fee—Note 3(a)	2,344,963
Professional fees	45,485
Registration fees	33,678
Directors’ fees and expenses—Note 3(d)	31,423
Chief Compliance Officer fees—Note 3(c)	8,139
Shareholder servicing costs—Note 3(c)	6,927
Loan commitment fees—Note 2	6,275
Custodian fees—Note 3(c)	5,145
Prospectus and shareholders’ reports	4,607
Distribution fees—Note 3(b)	361
Miscellaneous	12,328
Total Expenses	2,499,331
Less—reduction in expenses due to undertaking—Note 3(a)	(382)
Net Expenses	2,498,949
Investment Income—Net	1,587,018
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,032,547)
Net change in unrealized appreciation (depreciation) on investments	(4,664,273)
Net Realized and Unrealized Gain (Loss) on Investments	(6,696,820)
Net (Decrease) in Net Assets Resulting from Operations	(5,109,802)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Operations ($):
Investment income—net	1,587,018	3,186,420
Net realized gain (loss) on investments	(2,032,547)	5,481,647
Net change in unrealized appreciation (depreciation) on investments	(4,664,273)	67,582,703
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,109,802)	76,250,770
Distributions ($):
Distributions to shareholders:
Class A	(20,417)	(67,642)
Class C	(989)	(8,507)
Class I	(372,091)	(2,181,456)
Class Y	(8,875,901)	(50,264,664)
Total Distributions	(9,269,398)	(52,522,269)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	234,351	778,691
Class C	42	33,836
Class I	8,041,902	8,273,620
Class Y	151,761,711	144,491,900
Distributions reinvested:
Class A	19,712	62,854
Class C	850	7,143
Class I	310,164	1,739,482
Class Y	3,663,746	26,580,083
Cost of shares redeemed:
Class A	(291,918)	(168,876)
Class C	(20,422)	(7,690)
Class I	(11,824,777)	(7,040,861)
Class Y	(98,651,978)	(108,285,700)
Increase (Decrease) in Net Assets from Capital Stock Transactions	53,243,383	66,464,482
Total Increase (Decrease) in Net Assets	38,864,183	90,192,983
Net Assets ($):
Beginning of Period	648,051,001	557,858,018
End of Period	686,915,184	648,051,001

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	11,292	40,338
Shares issued for distributions reinvested	934	3,764
Shares redeemed	(16,508)	(8,759)
Net Increase (Decrease) in Shares Outstanding	(4,282)	35,343
Class C
Shares sold	2	1,849
Shares issued for distributions reinvested	44	462
Shares redeemed	(1,073)	(468)
Net Increase (Decrease) in Shares Outstanding	(1,027)	1,843
Class Ia
Shares sold	406,069	426,039
Shares issued for distributions reinvested	14,665	104,036
Shares redeemed	(647,307)	(368,570)
Net Increase (Decrease) in Shares Outstanding	(226,573)	161,505
Class Ya
Shares sold	8,453,106	7,652,326
Shares issued for distributions reinvested	173,309	1,590,669
Shares redeemed	(5,359,311)	(5,646,122)
Net Increase (Decrease) in Shares Outstanding	3,267,104	3,596,873

[a]During the period ended May 31, 2020, 381,874 Class Y shares representing $7,590,265 were exchanged for 381,614 Class I shares and during the period ended November 30, 2019, 336,970 Class Y shares representing $6,578,041 were exchanged for 336,789 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.85	20.44	20.85	18.29	19.77	20.70
Investment Operations:
Investment income—net[a]	.02	.04	.03	.06	.08	.08
Net realized and unrealized gain (loss) on investments	(.47)	2.30	1.77	4.00	1.18	.01[b]
Total from Investment Operations	(.45)	2.34	1.80	4.06	1.26	.09
Distributions:
Dividends from investment income—net	(.07)	(.03)	(.04)	(.10)	(.11)	(.08)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)	(.94)
Total Distributions	(.26)	(1.93)	(2.21)	(1.50)	(2.74)	(1.02)
Net asset value, end of period	20.14	20.85	20.44	20.85	18.29	19.77
Total Return (%)[c]	(2.24)[d]	13.77	9.49	24.07	7.85	.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[c]	1.20	1.25	1.20	1.17	1.16
Ratio of net expenses to average net assets	1.15[c]	1.15	1.15	1.15	1.15	1.14
Ratio of net investment income to average net assets	.15[c]	.20	.17	.31	.46	.41
Portfolio Turnover Rate	6.81[d]	14.11	17.14	13.28	5.31	13.81
Net Assets, end of period ($ x 1,000)	1,401	1,540	787	842	1,775	1,449

a       Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.18	19.07	19.70	17.38	18.94	19.93
Investment Operations:
Investment (loss)—net[a]	(.05)	(.10)	(.11)	(.08)	(.05)	(.07)
Net realized and unrealized gain (loss) on investments	(.43)	2.11	1.65	3.80	1.12	.02[b]
Total from Investment Operations	(.48)	2.01	1.54	3.72	1.07	(.05)
Distributions:
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)	(.94)
Net asset value, end of period	18.51	19.18	19.07	19.70	17.38	18.94
Total Return (%)[c]	(2.56)[d]	12.92	8.69	23.11	7.03	(.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.42[e]	2.40	2.35	2.16	2.11	2.04
Ratio of net expenses to average net assets	1.90[e]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.59)[e]	(.56)	(.57)	(.43)	(.29)	(.35)
Portfolio Turnover Rate	6.81[d]	14.11	17.14	13.28	5.31	13.81
Net Assets, end of period ($ x 1,000)	98	121	86	138	266	348

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

16

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.94	20.54	20.96	18.37	19.88	20.82
Investment Operations:
Investment income—net[a]	.05	.10	.10	.12	.14	.15
Net realized and unrealized gain (loss) on investments	(.47)	2.31	1.77	4.02	1.17	.02[b]
Total from Investment Operations	(.42)	2.41	1.87	4.14	1.31	.17
Distributions:
Dividends from investment income—net	(.11)	(.11)	(.12)	(.15)	(.19)	(.17)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)	(.94)
Total Distributions	(.30)	(2.01)	(2.29)	(1.55)	(2.82)	(1.11)
Net asset value, end of period	20.22	20.94	20.54	20.96	18.37	19.88
Total Return (%)	(2.07)[c]	14.17	9.85	24.46	8.15	.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[d]	.82	.82	.83	.83	.80
Ratio of net expenses to average net assets	.82[d]	.82	.82	.83	.83	.80
Ratio of net investment income to average net assets	.49[d]	.53	.51	.61	.80	.75
Portfolio Turnover Rate	6.81[c]	14.11	17.14	13.28	5.31	13.81
Net Assets, end of period ($ x 1,000)	21,081	26,577	22,755	20,963	16,824	30,654

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Not annualized.
d Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	May 31, 2020	Year Ended November 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.93	20.54	20.96	18.37	19.88	20.82
Investment Operations:
Investment income—net[a]	.05	.11	.11	.12	.14	.15
Net realized and unrealized gain (loss) on investments	(.46)	2.29	1.77	4.02	1.17	.02[b]
Total from Investment Operations	(.41)	2.40	1.88	4.14	1.31	.17
Distributions:
Dividends from investment income—net	(.12)	(.11)	(.13)	(.15)	(.19)	(.17)
Dividends from net realized gain on investments	(.19)	(1.90)	(2.17)	(1.40)	(2.63)	(.94)
Total Distributions	(.31)	(2.01)	(2.30)	(1.55)	(2.82)	(1.11)
Net asset value, end of period	20.21	20.93	20.54	20.96	18.37	19.88
Total Return (%)	(2.05)[c]	14.15	9.88	24.51	8.18	.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[d]	.80	.80	.80	.80	.79
Ratio of net expenses to average net assets	.80[d]	.80	.80	.80	.80	.79
Ratio of net investment income to average net assets	.51[d]	.55	.53	.64	.81	.76
Portfolio Turnover Rate	6.81[c]	14.11	17.14	13.28	5.31	13.81
Net Assets, end of period ($ x 1,000)	664,335	619,812	534,230	527,263	486,044	545,762

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
c Not annualized.
d Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek long-term total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Walter Scott & Partners Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

20

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	665,911,339	-	-	665,911,339
Investment Companies	19,192,824	-	-	19,192,824

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2020, The Bank of New York Mellon earned $3,275 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2019 was as follows: ordinary income $2,900,072 and long-term capital gains $49,622,197. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2019 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest

24

expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $382 during the period ended May 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended May 31, 2020, the Distributor retained $3 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2020, Class C shares were charged $361 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2020, Class A and Class C shares were charged $1,889 and $120, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2020, the fund was charged $2,486 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2020, the fund was charged $5,145 pursuant to the custody agreement.

During the period ended May 31, 2020, the fund was charged $8,139 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $413,087, Distribution Plan fees of $59, Shareholder Services Plan fees of $305, custodian fees of $4,239, Chief Compliance Officer fees of $3,130 and transfer agency fees of $1,244, which are offset against an expense reimbursement currently in effect in the amount of $100.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2020, amounted to $73,123,938 and $41,866,867, respectively.

At May 31, 2020, accumulated net unrealized appreciation on investments was $275,088,440, consisting of $288,149,591 gross unrealized appreciation and $13,061,151 gross unrealized depreciation.

At May 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

27

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

28

NOTES

29

For More Information

BNY Mellon U.S. Equity Fund
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Walter Scott & Partners Limited
(Walter Scott)
One Charlotte Square
Edinburgh, Scotland, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DPUAX Class C: DPUCX Class I: DPUIX Class Y: DPUYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6011SA0520

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.                Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      July 27, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      July 24, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)